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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 28, 2001

                                    TXU CORP.

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             (Exact name of registrant as specified in its charter)


            TEXAS                      1-12833                  75-2669310
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


           TEXAS                       1-11668                  75-1837355
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
               75201-3411 (Address of principal executive offices,
                               including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE (214) 812-4600



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Item 5. Other Events and Regulation FD Disclosure.

Reference is made to Items 1. and 2. Business and Properties - Regulation and Rates - and Item 8. Financial Statements and Supplementary Data - Notes to Financial Statements - Note 13 - Regulation and Rates - in the Annual Report on Form 10-K of TXU Electric Company (TXU Electric) for the year ended December 31, 2000 (TXU Electric 2000 10-K) and Item 1. Financial Statements - Notes to Financial Statements - Note 4 - Regulation and Rates - in the Quarterly Reports on Form 10-Q of TXU Electric for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

Reference is also made to Items 1. and 2. Business and Properties - US Electric Segment - Regulation and Rates - and Item 8. Financial Statements and Supplementary Data - Notes to Financial Statements - Note 13 - Regulation and Rates - US - in the Annual Report on Form 10-K of TXU Corp. (TXU) for the year ended December 31, 2000 (TXU 2000 10-K) and Item 1. Financial Statements - Notes to Financial Statements - Note 7 - Regulation and Rates - in the Quarterly Reports on Form 10-Q of TXU for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

On December 28, 2001, TXU Electric, a wholly owned subsidiary of TXU, announced a settlement plan that would resolve all major pending issues related to TXU Electric's transition to competition. The settlement is expected to be filed on Monday, December 31, 2001 with the Public Utility Commission of Texas (PUCT).

Parties to the settlement include the PUCT staff, the Office of Public Utility Counsel, the coalition of cities served by TXU Electric, Texas Industrial Energy Consumers, Texas Retailers Association, and a new retail electric provider for the state. The settlement, which must be reviewed and approved by the PUCT, does not remove regulatory oversight of TXU Electric's energy delivery business nor does it eliminate the price-to-beat and related possible fuel adjustments.

Among other things, the agreement resolves transmission and distribution rates, the true-up in 2004 of stranded costs related to generation plant, securitization of regulatory assets, collection of current unrecovered fuel costs, reconciliation of 3 1/2 years of fuel expenses and the retail and wholesale "clawbacks." The retail clawback provision was included in the Texas Electric Choice Act of 1999 to serve as an incentive for the affiliated retail electric provider of the utilities to actively compete for customers.

The major terms of the settlement are:

o TRANSMISSION AND DISTRIBUTION RATES. On January 1, 2002, TXU Electric will implement an excess mitigation credit (EMC) in the amount of $350 million, applied over a two-year period as a credit to T&D rates charged to retail electric providers. This amount reflects resolution of stranded cost mitigation, reconciliation of approximately $8.5 billion of fuel costs covering July 1998 through 2001, and an anticipated unrecovered fuel balance at the end of 2001.

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o     STRANDED COST RESOLUTION. TXU Electric's stranded costs are fixed at zero, including resolution of amounts related to its repurchase of minority ownership interests in the Comanche Peak nuclear generating station and elimination of the 2004 true-up.

o REGULATORY ASSET SECURITIZATION. TXU Electric will receive a financing order authorizing it to issue securitization bonds in the amount of $1.3 billion. The settlement stipulates there will be an initial issuance of securitization bonds in the amount of $500 million followed by a second issuance of $800 million after 2003. This settlement resolves all issues related to regulatory assets.

o RETAIL CLAWBACK. In the event that TXU Electric's affiliated retail electric provider retains more than 60 percent of its residential and small commercial customers over the first two years of competition, the amount of the retail clawback credit will be equal to: o the number of residential and small commercial customers retained by TXU Electric's retail electric provider on January 1, 2004 o less the number of new customers TXU Electric's affiliated retail electric provider adds by January 1, 2004 o multiplied by $90.

      This determination will be made separately for the residential and small commercial classes and compares to the $150 per customer limit contained in the Texas Electric Choice Act. The credit will be applied to Transmission and Distribution rates over a two-year period.

o LAWSUIT AND REGULATORY PROCEEDING RESOLUTION. The parties agree to seek dismissal of a number of currently pending and planned lawsuits, as well as regulatory proceedings.

In the settlement, TXU Electric has assumed responsibility for any variance between estimates and actual amounts associated with year-end unrecovered fuel and mitigation. TXU Electric believes the variance, if any, will be less than $50 million (after tax) and would be accounted for as a one-time charge in the fourth quarter of 2001.

This report and other presentations made by TXU and TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Electric believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the TXU 2000 10-K and the TXU Electric 2000 10-K, as well as, prevailing government policies on environmental, tax or accounting matters, regulatory actions, unanticipated population growth or decline and changes in market demand and demographic patterns, changing competition for customers including the deregulation of the U.S. electric utility industry and the entry of new competitors, natural gas and other commodities, financial market conditions including unanticipated changes in interest rates, rates of inflation, or foreign exchange rates, unanticipated changes in operating expenses and capital expenditures, legal and administrative proceedings and settlements, and the inability of the various counterparties to


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meet their obligations with respect to financial instruments, among others, that could cause the actual results of TXU and TXU Electric to differ materially from those projected in such forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither TXU nor TXU Electric undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for TXU or TXU Electric to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TXU CORP.


                                       By: /s/ Biggs C. Porter
                                           -------------------------
                                           Name:  Biggs C. Porter
                                           Title: Controller and Principal
                                                  Accounting Officer

Dated:  December 28, 2001

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TXU ELECTRIC COMPANY

                                       By: /s/ Biggs C. Porter
                                           -------------------------
                                           Name:  Biggs C. Porter
                                           Title: Vice President, Principal
                                                  Accounting Officer


Dated:  December 28, 2001